Pre-payment facility	12 Months Ended
Dec. 31, 2025
Pre Payment Facility [Abstract]
Pre-payment facility [Text Block]

13.  Pre-payment facility

On December 12, 2022, the Company amended its existing unsecured offtake agreement with Ocean Partners USA, Inc. of lead concentrates produced from the Galena Complex to include a pre-payment facility of $3.0 million with an initial term of three years at an interest of U.S. SOFR rate plus 6.95% per annum (the “Facility”) to fund general working capital at the Galena Complex. Principal on the Facility is repaid through semi-monthly installments deductible from concentrate deliveries to Ocean Partners or paid in cash and can be redrawn on a revolving basis. The Facility was drawn in full for $3.0 million in June 2025, and repaid in full as at December 31, 2025, with interest amended to U.S. SOFR rate plus 4.75% per annum.